                                               SUPPLEMENT DATED OCTOBER 26, 1995
                                          TO PROSPECTUS DATED SEPTEMBER 25, 1995

The following information replaces the Fee Table information on pages viii-ix of the Prospectus dated May 1, 1995 for Travelers Fund BD II for Variable Annuities.


FEE TABLE INFORMATION
---------------------
Management Fee         0.80%*
Other Expenses         0.20%**
                      -------
Total Fund Expenses    1.00%

EXAMPLE***
Assuming a 5% annual return on assets, a $1000 investment allocated to the AIM Capital Appreciation Portfolio would be subject to the following expenses:


If the contract is              If the contract is not surrendered or is
surrendered or if certain       annuitized at the end of the period shown:
income options are
elected at the end of the
period shown:****

STANDARD DEATH BENEFIT
1 year:         $ 83         1 year:      $23
3 year:         $130         3 year:      $70


ENHANCED DEATH BENEFIT
1 year:         $ 86         1 year:      $26
3 year:         $139         3 year:      $79

* This amount is an annual charge, calculated as a percentage of the average daily net assets of the portfolio, paid monthly.

** This amount is an estimate, since the portfolio commenced operations in September, 1995.

*** The Example reflects the $30 Annual Contract Administrative Charge as an annual charge of 0.075% of assets based on an anticipated average account value of $40,000.

**** The Contingent Deferred Sales Charge is waived if an annuity payout has begun or if an income option of at least five years' duration is begun after the first Contract Year (see "Charges and Deductions - Contingent Deferred Sales Charge," page 12).



L12545                                                        TLAC Ed 10/95